------------------------------------------------------------------------------
                                       THE
                                 LATIN AMERICAN
                                    DISCOVERY
                                   FUND, INC.
------------------------------------------------------------------------------




                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                     THE LATIN AMERICAN DISCOVERY FUND, INC.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
------------------------------------------------------------------------------
------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
------------------------------------------------------------------------------
------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/ investmentmanagement.

LETTER TO SHAREHOLDERS
----------------------


For the year ended December 31, 1999, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 73.78% compared with 65.45% for the Morgan Stanley Capital International
(MSCI) Emerging Markets Global Latin America Index and 58.89% for the MSCI Emerging Markets Free Latin America Index. For the period from commencement of operations on June 23, 1992 through December 31, 1999, the Fund's total return, based on net asset value per share, was 214.06% compared with 113.12% for the MSCI Emerging Markets Global Latin America Index and 128.45% for the MSCI Emerging Markets Free Latin America Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $10 11/16 , representing a 24.2% discount to the Fund's net asset value per share.

Outperformance relative to the MSCI Emerging Markets Free Latin America Index (the "Index") was attributable to both strong stock selection and country allocation. Stock selection in Brazilian and Mexican equities contributed markedly to performance. Stock selection in Argentina and Venezuela also added to performance. Our overweight position in Brazil (+67.2%) and our underweight stance in Chile (+39.0%), Colombia (-13.7%) and Peru (+18.9%) contributed positively to performance. Detracting from performance was stock selection in Chile.

After the darkness of the second half of 1998, the sun shone brilliantly on 1999, ushering in a renaissance of the Latin markets. The series of emerging market crises that began in Asia in October 1997 culminated with the devaluation of the Brazilian real on January 13, 1999. In the weeks leading up to the devaluation, sentiment towards and stock valuations in Latin markets neared the lowest levels since the debt crisis of the 1980s. As a result, once the anticipated devaluation finally occurred, all markets staged a significant rally, relieved that the bad news had passed. In the coming months, Latin governments demonstrated sensible and sound economic (monetary and fiscal) management, allowing for lower risk premiums demanded by both domestic and external investors. Real interest rates (both domestic and the external Brady bonds) contracted significantly off their January highs engendering a less severe recession in 1999 and setting the stage for an economically strong 2000. We expect regional growth of 3-3.5% in 2000 compared with 0.1% in 1999.

In Brazil, the government's reaction to the crisis was swift and reassuring. Within weeks after the devaluation, Arminio Fraga was recruited and appointed as president of the Central Bank. Fraga, a former portfolio manager at Soros Funds Management and previously a well-respected university professor in Brazil, brought needed credibility to the position. He elucidated a new monetary policy that seemed plausible. This prevented foreign commercial banks from fully terminating loans to Brazilian institutions. In addition, President Cardoso and his government took decisive action to ensure a primary fiscal surplus large enough to offset the heavy interest service component on government debt. The markets were greatly concerned about the solvency of the Brazilian government, as interest rates over 40% for an extended period and government debt/GDP at 50% made solvency doubtful. Fraga's appointment and the government's measures allowed the currency to stabilize and for inflation to remain surprisingly low, enabling domestic interest rates to fall to 19% by year-end.

At the corporate level, 1999 was a disappointing year from a dollar earnings perspective for most Brazilian companies, although not as poor as might have been expected, setting the stage for a very strong 2000. Our strategic allocation to the telecommunications sector worked favorably as robust subscriber growth provided strong revenue growth in a weak economic period. Moreover, increased efficiency in capital investments ensured improving rates of return on capital. The telecommunications sector was re-rated globally. Investors increasingly recognized the potential growth for telecommunications given the growth in wireless communication plus transmission of data with growth in the internet.

In Mexico, from the very beginning of 1999, the government proved to the financial markets its willingness to make tough decisions to remain financially viable, risking political support in an election year. With some thirty percent of fiscal revenues derived from oil, the price of which was at cyclical lows, the government significantly cut back spending so that the fiscal deficit would remain at 1.5% of GDP for the year. Also, in every previous election year, the incoming government has traditionally appointed a new president of the central bank, making the concept of independent monetary policy (and the credibility in fighting inflation) a dubious one. In this cycle, the central bank president would remain in office until 2002, thus spanning both administrations. Both of these announcements allowed Mexico to de-couple from Brazil in perceived sovereign risk and market performance. Mexico also continues to benefit greatly from the trade agreement, with much of 1999's growth fuelled by strong exports, up 25% for the year. Mexico's competitiveness and improving productivity continues to attract foreign investment, providing support for the peso and helping to reduce price inflation. For 1999, Mexico's inflation rate was 12.3% which beat the government's and the market's forecast of 13%.

At the corporate level, Mexican earnings surprised positively in every quarter of 1999. Some of the consumer companies we invest in had raised prices in nominal terms at the beginning of the year and, due to inflation surprising on the low side, this translated to real peso price increases and boosted margins. Moreover, the new generation of Mexican management, often U.S.-educated and very focussed on capital efficiency, continued to demonstrate margin improvement due to cost-cutting and efficiency gains. Together, the stronger earnings in real peso terms plus a currency that appreciated by 4% in nominal terms meant that the U.S. dollar effect appeared particularly buoyant.

Chile had an economically difficult year, with GDP shrinking 1.2% and industrial production contracting 5% after contracting 1% in 1998. A combination of negative factors caused this. Some of these included commodity prices reaching their cyclical lows (especially copper and pulp), the worst drought in a decade, poor demand for Chilean exports particularly from Asia in 1998 and, finally, beginning the year with extremely high real interest rates post the Russian crisis. All of these factors led to a plunge in consumer confidence. Over the course of the year, monetary policy was eased significantly with real interest rates now at historical lows of 5%. Monetary easing coupled with weaker exports caused a 12% slippage in the currency and more importantly, an abandonment of the currency band. However, the economy started showing signs of a nascent recovery in the fourth quarter, which we expect to extend to strong growth in 2000.

Like its neighbors, Argentina's economy contracted 3.8% in 1999 with price deflation of 1.2% and real interest rates over 12%, the highest level since a short period in 1995. Argentina has considerable dependence on foreign capital to roll over its public debt, the stock of which stands at 45% of GDP. Therefore, high interest rates are required to ensure domestic money remains in the country. While high interest rates relieve pressure on the currency, they may threaten the currency board's existence. Again, the fourth quarter showed impressive signs of a renaissance in this economy and the outlook for the next twelve months is very positive. Another positive factor was the smooth transition to a new president after the elections in October. Argentina's new president, Fernando de la Rua, replaced President Carlos Menem who had been in power for over a decade. De la Rua is from the Alliance, a combination of two opposition parties and had beaten the governing Peronist party for the first time. Importantly though, the latter still controls the senate and our concern was that legislative reform, particularly in the labor market, would be difficult to get through. This proved to be incorrect as the new budget was successfully steered through in late December. Consequently, from a political perspective, we have become more comfortable in this market.

The most significant event from an equity market perspective was the $10 billion takeover of oil company YPF, one of the major stocks listed in Argentina. Repsol of Spain bid at a 30% premium to the market, providing us with strong returns on our holding.

We expect overall GDP growth for the region in the vicinity of 3.5% compared to 0.1% in 1999. Moreover, the foreign direct investment coming into the region is supportive of currency and hence dollar equity returns. The region will still run a current account deficit of over 3%, so despite the improvement, it will still be subject to the whim of global capital markets. If the U.S. Federal Reserve engineers a global hard-landing, with a concurrent reversal in risk-appetite, this would hinder market performance from these levels. We believe valuations are still cheap on a global comparison but the discount has narrowed off the extreme lows of early 1999.

As far as our economic outlook for 2000 and beyond, we are the most optimistic we have been in a long time. Commodity prices have rebounded off their lows as have the economies of Europe and Asia and, overall, the current account picture for all the economies has significantly improved. Moreover, the level of risk aversion to Latin America that grew after the crises in Asia, Russia and Brazil has dissipated, as the response by Latin governments was a disciplined one. This process is still in an evolutionary state and further contraction in discount rates should propel equity valuations higher.

Finally, as a matter of fundamental policy as set forth in the Fund's Prospectus dated September 13, 1995, the Fund is permitted to invest more than 25% of its assets in the telecommunications industry. The Board of Directors had previously established a 40% limitation on investments in such industry, and the Fund announced this limitation in a letter to stockholders dated June 11, 1997. At a meeting held on February 18, 2000, the Board of Directors of the Fund approved an increase in such limitation from 40% to 50%. Pursuant to this new non-fundamental policy, the Fund may not invest more than 50% of its assets in the telecommunications industry. In approving this new policy, the Board considered the recent growth of the telecommunications sector in the Latin American market, the investment manager's views on the future prospects for the sector, the returns on investment anticipated by the investment manager, and the quality, availability and liquidity of securities issued by Latin American telecommunications companies.

Sincerely,

/s/Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

-------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Latin American Discovery Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
---------------------------------------------------------------------------------------------------------------------------------
                        MARKET VALUE (1)       NET ASSET VALUE (2)     MSCI EMF LA INDEX (3)   MSCI EMG LA INDEX (4)
                    ----------------------    ---------------------    ---------------------   ----------------------
                                   ANNUAL                  ANNUAL                  ANNUAL                   ANNUAL
                    CUMULATIVE     AVERAGE    CUMULATIVE   AVERAGE     CUMULATIVE  AVERAGE     CUMULATIVE   AVERAGE
                    ----------     -------    ----------   -------     ----------  -------     ----------   ---------
ONE YEAR              74.23%        74.23%     73.78%       73.78%      58.89%       58.89%      65.45%       65.45%
FIVE YEAR             25.40          4.63      76.08        11.98       44.59         7.65       48.65         8.25
SINCE INCEPTION*     137.88         12.20     214.06        16.42      128.45        11.61      113.12        10.58


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


[GRAPH]



                                                               YEAR ENDED DECEMBER 31,

                                         1992*      1993      1994       1995      1996      1997      1998      1999
                                         -----      ----      ----       ----      ----      ----      ----      ----
Net Asset Value Per Share  . . . . . .  $15.23     $23.31    $17.16     $10.98     $14.77   $20.34    $  8.19    $14.11
Market Value Per Share . . . . . . . .  $13.25     $27.13    $18.25     $ 9.88     $12.50   $17.94    $  6.19    $10.69
Premium/(Discount) . . . . . . . . . .   -13.0%      16.4%      6.4%     -10.0%     -15.4%   -11.8%     -24.4%    -24.2%
Income Dividends . . . . . . . . . . .      --         --    $ 0.00#        --     $ 0.16       --    $  0.08    $ 0.09
Capital Gains Distributions. . . . . .      --         --    $ 5.74     $ 0.45     $ 1.14   $ 0.70    $  6.67        --
Fund Total Return (2). . . . . . . . .    8.01%     65.36%+   -0.14%    -27.61%+    47.19%   43.06%    -33.53%    73.78%
MSCI EMF LA Index Total Return (3) . .    2.00%     53.92%     0.64%    -12.83%     22.21%   31.64%    -35.11%    58.89%
MSCI EMG LA Index Total Return (4) . .   -2.26%     52.29%    -3.69%    -13.53%     21.96%   31.66%    -35.29%    65.45%



(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

(4) The Morgan Stanley Capital International Emerging Markets Global Latin America Index includes the same markets as the Morgan Stanley Capital International Emerging Markets Free Latin America Index, but does not take into account local market restrictions on share ownership by foreigners.

  *  The Fund commenced operations on June 23, 1992.

  #  Amount is less than $0.01 per share.

  + This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of December 31, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


DIVERSIFICATION OF TOTAL INVESTMENTS


                                     [CHART]

Equity Securities                       (96.0%)
Short-Term Investments                   (4.0%)

-------------------------------------------------------------------------------
INDUSTRIES
                                     [CHART]

Other                                  (16.0%)
Utilities -- Electrical & Gas           (7.8%)
Telecommunications -- Wireless          (3.5%)
Telecommunications -- Integrated       (33.7%)
Banking                                 (7.9%)
Beverages & Tobacco                     (7.5%)
Broadcasting & Publishing               (4.3%)
Building Materials & Components         (4.9%)
Energy Sources                          (4.2%)
Merchandising                           (3.7%)
Metals -- Steel                         (6.5%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS
                                     [CHART]

Other                                  (-0.6%)
Columbia                                (0.3%)
Peru                                    (1.2%)
Venezuela                               (1.6%)
United States                           (3.8%)
Argentina                               (6.1%)
Chile                                   (7.9%)
Brazil                                 (37.2%)
Mexico                                 (42.5%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
 1.   Telmex (Mexico)                                        12.7%
 2.   Cemex (Mexico)                                          4.9
 3.   Televisa (Mexico)                                       4.3
 4.   Petrobras (Brazil)                                      4.2
 5.   Telesp (Brazil)                                         3.9
 6.   CVRD (Brazil)                                           3.4%
 7.   FEMSA (Mexico)                                          3.3
 8.   Kimberly (Mexico)                                       3.0
 9.   Telecom Argentina (Argentina)                           2.4
 10.  Tele Norte-Leste (Brazil)                               2.4
                                                             ----
                                                             44.5%
                                                             ----
                                                             ----


   * Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999


                                                                          VALUE
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
ARGENTINA (6.1%)
BANKING
     Banco del Suquia                                   1        U.S.$       --@
     Banco Rio De La Plata  ADR                    50,695                   618
                                                                 --------------
                                                                            618
                                                                 --------------
BEVERAGES & TOBACCO
     Quilmes Industrial ADR                       164,355                 1,962
                                                                 --------------
TELECOMMUNICATIONS -- INTEGRATED
     Telecom Argentina ADR                        114,826                 3,933
     Telefonica Argentina ADR                     115,317                 3,560
                                                                 --------------
                                                                          7,493
                                                                 --------------
                                                                         10,073
                                                                 --------------
-------------------------------------------------------------------------------
BRAZIL (37.1%)
BANKING
     Banco Bradesco (Preferred)               288,580,000                 2,263
     Banco Bradesco ADR                             3,700                    29
(a,c)Banco Nacional (Preferred)                95,420,000                     3
     Itaubanco (Preferred)                     22,840,340                 1,960
     Unibanco (Preferred) GDR                      36,838                 1,110
                                                                 --------------
                                                                          5,365
                                                                 --------------
BEVERAGES & TOBACCO
     Brahma (Preferred)                           648,000                   474
     Brahma (Preferred) ADR                        22,300                   312
                                                                 --------------
                                                                            786
                                                                 --------------

ENERGY SOURCES
     Petrobras (Preferred)                     20,841,579                 5,307
  (b)Petrobras (Preferred) ADR                     30,795                   789
     Petrobras (Preferred) ADR                     36,125                   927
                                                                 --------------
                                                                          7,023
                                                                 --------------

FOREST PRODUCTS & PAPER
     Aracruz Celulose ADR                          57,068                 1,498
                                                                 --------------

MERCHANDISING
     Globex Utilidades (Preferred)                 14,200                   114
(a,b)Lojas Arapau (Preferred)                  41,337,400                    --@
  (a)Lojas Arupau (Preferred) ADR                  20,775                    --@
                                                                 --------------
                                                                            114
                                                                 --------------

METALS -- STEEL
     CSN                                       40,691,000                 1,577
     CVRD                                           5,000                   116
     CVRD (Preferred) ADR                          47,230                 1,305
     CVRD (Preferred) 'A'                         150,191                 4,157
     CVRD Bonus                                   116,420                    --@
     Gerdau (Preferred)                        64,152,422                 1,704
     Itausa Investimentos Itau
       (Preferred)                              1,253,000                 1,297
     Usiminas (Preferred)                         111,200                   603
  (a)Usiminas ADR                                   1,038                     6
                                                                  -------------
                                                                         10,765
                                                                  -------------

REAL ESTATE
     Rossi Residential GDS
       (Registered)                               269,535                   321
(a,b)Rossi Residential GDR                        176,972                   210
                                                                  -------------
                                                                            531
                                                                  -------------

TELECOMMUNICATIONS -- INTEGRATED
  (a)CRT (Preferred) 'A'                       13,267,366                 2,313
  (a)Celular CRT (Preferred) 'A'                9,631,866                 2,986
     Tele Centro-Sul (Preferred)               73,125,250                 1,335
     Tele Centro-Sul ADR                              100                     9
     Tele Norte-Leste (Preferred)              99,507,000                 2,672
     Tele Norte-Leste (Preferred) ADR              49,129                 1,253
     Telebras (Preferred) ADR                       7,200                   925
     Telesp (Preferred)                        74,885,359                 1,816
     Telesp ADR                                   192,660                 4,708
                                                                  -------------
                                                                         18,017
                                                                  -------------

TELECOMMUNICATIONS -- LONG DISTANCE
     Embratel (Preferred)                     107,813,000                 2,775
     Embratel ADR                                   1,975                    54
                                                                  -------------
                                                                          2,829
                                                                  -------------

TELECOMMUNICATIONS -- WIRELESS
     Tele Leste Celular (Preferred)           787,883,000                   646
     Tele Leste Celular ADR                         2,185                    93
     Tele Nordeste Celular
       (Preferred)                            126,448,900                   329
     Tele Norte Celular (Preferred)           719,139,000                   617
     Tele Sudeste Celular ADR                       3,180                   123
     Tele Sudeste Celular (Preferred)         119,308,790                   882
     Telesp Celular ADR                            28,300                 1,199
     Telesp Celular (Preferred)                78,094,790                 1,383
                                                                  -------------
                                                                          5,272
                                                                  -------------

TEXTILES & APPAREL
     Coteminas                                  5,426,400                   346
(a,b,c)Coteminas ADR                                9,305                    26
                                                                  -------------
                                                                            372
                                                                  -------------
UTILITIES -- ELECTRICAL & GAS
     Cemig ADR                                     60,393                 1,359
     Cemig (Preferred)                         29,260,003                   656
     Centrais Electricas Brasileiras
       (Preferred) 'B'                         31,902,080                   761
     CERJ                                   4,209,300,000                 1,282
     Copel (Preferred) ADR                         30,166                   281
     Copel (Preferred) 'B'                    266,861,500                 2,585
     Electrobras                               43,906,000                   960
     Electrobras ADR                               14,130                   157
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                          VALUE
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
BRAZIL (CONTINUED)
UTILITIES -- ELECTRICAL & GAS (CONTINUED)
     Electrobras (Preferred) ADR                  74,680         U.S.$      897
                                                                 --------------
                                                                          8,938
                                                                 --------------
                                                                         61,510
                                                                 --------------
-------------------------------------------------------------------------------
CHILE (7.4%)
BANKING
     Banco Edwards ADR                            69,853                  1,161
     Banco Santander Chile ADR                    14,900                    227
     Banco Santiago ADR                           28,795                    616
                                                                  -------------
                                                                          2,004
                                                                  -------------
BEVERAGES & TOBACCO
     CCU ADR                                      59,200                  1,898
                                                                  -------------

FOOD & HOUSEHOLD
     D&S ADR                                      37,675                    735
                                                                  -------------

MERCHANDISING
     Santa Isabel ADR                             44,705                    436
                                                                  -------------

MULTI-INDUSTRY
     Quinenco ADR                                 56,020                    623
                                                                  -------------

TELECOMMUNICATIONS -- INTEGRATED
     CTC ADR                                     137,052                  2,501
                                                                  -------------

UTILITIES -- ELECTRICAL & GAS
     Chilectra ADR                               103,165                  2,063
     Endesa ADR                                   56,909                    807
     Enersis ADR                                  48,748                  1,146
                                                                  -------------
                                                                          4,016
                                                                  -------------
                                                                         12,213
                                                                  -------------
-------------------------------------------------------------------------------
COLOMBIA (0.3%)
BEVERAGES & TOBACCO
     Bavaria                                      96,960                    424
  (a)Valores Bavaria                              80,404                     69
                                                                  -------------
                                                                            493
                                                                  -------------

FINANCIAL SERVICES
     Corfivalle                                        2                     --@
                                                                  -------------
                                                                            493
                                                                  -------------
-------------------------------------------------------------------------------
MEXICO (42.5%)
BANKING
     Bancomer 'O'                              3,623,752                  1,514
     Banamex 'L'                                 645,651                  2,486
  (a)Banorte 'O'                                 684,441                  1,032
                                                                  -------------
                                                                          5,032
                                                                  -------------

BEVERAGES & TOBACCO
     FEMSA                                       763,319                  3,406
     FEMSA ADR                                    46,393                  2,065
     Grupo Modelo 'C'                            394,300                  1,081
                                                                  -------------
                                                                          6,552
                                                                  -------------

BROADCASTING & PUBLISHING
     Televisa CPO GDR                            104,421                  7,127
                                                                  -------------

BUILDING MATERIALS & COMPONENTS
  (a)Cemex ADR                                   154,679                  4,311
     Cemex CPO                                   683,242                  3,820
                                                                  -------------
                                                                          8,131
                                                                  -------------

CONSTRUCTION & HOUSING
     Empresas ICA Sociedad Controladora          347,351                    198
                                                                  -------------

ENERGY EQUIPMENT & SERVICES
     Tamsa ADR                                    44,212                    600
                                                                  -------------

FOOD & HOUSEHOLD PRODUCTS
  (a)Grupo Industrial Bimbo 'A'                  163,732                    365
                                                                  -------------

HEALTH & PERSONAL CARE
     Kimberly 'A'                              1,271,074                  4,961
                                                                  -------------

MACHINERY & ENGINEERING
     ICA ADR                                      71,070                    231
                                                                  -------------

MERCHANDISING
  (a)Cifra 'C'                                   632,027                  1,203
     Cifra 'V'                                   932,461                  1,869
  (a)Cifra 'V' ADR                                11,250                    225
  (a)Soriana 'B'                                 515,985                  2,368
                                                                  -------------
                                                                          5,665
                                                                  -------------

METALS -- NON FERROUS
     Grupo Mexico 'B'                            343,710                  1,702
                                                                  -------------

MISC. MATERIALS & COMMODITIES
  (a)Seminis, Inc. 'A'                            69,300                    437
     Vitro ADR                                   111,592                    614
                                                                  -------------
                                                                          1,051
                                                                  -------------

MULTI-INDUSTRY
  (a)Alfa 'A'                                    439,149                  2,061
  (a)Grupo Carso 'A1'                            616,445                  3,069
                                                                  -------------
                                                                          5,130
                                                                  -------------

RECREATION, OTHER CONSUMER GOODS
  (a)Blockbuster de Mexico                        40,000                    --@
                                                                  -------------

TELECOMMUNICATIONS -- INTEGRATED
     Carso Global Telecom                        242,136                  2,273
     Telmex 'L' ADR                              186,877                 21,024
                                                                  -------------
                                                                         23,297
                                                                  -------------

TELECOMMUNICATIONS -- WIRELESS
  (a)Nuevo Grupo Iusacell S.A.                    36,740                    549
                                                                  -------------
                                                                         70,591
                                                                  -------------
-------------------------------------------------------------------------------
PERU (1.2%)
TELECOMMUNICATIONS -- INTEGRATED
     Tel Peru 'B' ADR                            151,317                  2,024
                                                                  -------------
-------------------------------------------------------------------------------
UNITED STATES (0.4%)
BEVERAGES & TOBACCO
     Panamerican Beverages, Inc. 'A'              35,600                    732
                                                                  -------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                          VALUE
                                                  SHARES                  (000)
-------------------------------------------------------------------------------
VENEZUELA (1.6%)
TELECOMMUNICATIONS -- INTEGRATED
     CANTV ADR                                   107,295           U.S.$  2,642
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$131,996)                                                    160,278
                                                                   ------------
-------------------------------------------------------------------------------
                                              NO. OF
                                              RIGHTS
-------------------------------------------------------------------------------
RIGHTS (0.1%)
-------------------------------------------------------------------------------
BRAZIL (0.1%)
BANKING
  (c)Banco Bradesco                          298,612,000                    141
-------------------------------------------------------------------------------
TOTAL RIGHTS
  (Cost U.S.$--@)                                                           141
                                                                   ------------
-------------------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.9%)
-------------------------------------------------------------------------------
CHILE (0.5%)
     Citi Corp. Cash Fund
       7.8% 01/12/00                  CLP         26,487                     50
     Depositio Plaza Fijo Time
       Deposit 0.67% 01/12/00                    413,000                    768
                                                                   ------------
                                                                            818
                                                                   ------------
-------------------------------------------------------------------------------
UNITED STATES (3.4%)
REPURCHASE AGREEMENT
     Chase Securities, Inc. 2.60%,
         dated 12/31/99, due
         1/3/00, to be
         repurchased at
         U.S.$5,691,
         collaterized by
         U.S.$5,820, United
         States Treasury Notes,
         6.125%, due 12/31/01,
         valued at U.S.$5,808        U.S.$         5,690                  5,690
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost U.S.$6,509)                                                      6,508
                                                                   ------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
     Brazil Real                     BRL              40                     22
     Chilean Peso                    CLP             561                      1
     Mexican Peso                    MXP             287                     30
                                                                   ------------
     (Cost U.S.$53)                                                          53
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
     (Cost U.S.$138,558)                                               166, 980
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
     Cash                            U.S.$            36
     Dividends Receivable                            525
     Receivable for Investments Sold                  27
     Interest Receivable                               1
     Other Assets                                     33                    622
                                                 ------------      ------------
-------------------------------------------------------------------------------
LIABILITIES (-1.0%)
     Deferred Chilean Taxes                          (14)
     Payable For:
       Dividends Declared                           (657)
       Chilean Taxes                                (624)
       Investment Advisory Fees                     (142)
       Professional Fees                             (87)
       Directors' Fees and Expenses                  (60)
       Shareholder Reporting
          Expenses                                   (42)
       Administrative Fees                           (40)
       Custodian Fees                                (21)
     Other Liabilities                               (14)                (1,701)
                                                 ------------      ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 11,756,125, issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                             U.S.$165,901
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  14.11
                                                                   ------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
     Common Stock                                                  U.S.$    117
     Capital Surplus                                                    157,184
     Undistributed Net Investment Income                                    526
     Accumulated Net Realized Loss                                      (20,288)
     Unrealized Appreciation on Investment and Foreign Currency
       Translations (net of accrued foreign taxes of U.S. $14
       on unrealized appreciation)                                       28,362
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$165,901
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
(a) -- Non-income producing
(b) -- 144A Security -- certain conditions for public sale may exist.
(c) -- Securities valued at fair value -- see note A-1 to financial statements. @ -- Value is less than U.S.$500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
GDS -- Global Depositary Shares
-------------------------------------------------------------------------------
DECEMBER 31, 1999 EXCHANGE RATES:
-------------------------------------------------------------------------------
BRL  Brazilian Real               1.807 = U.S.$1.00
CLP  Chilean Peso               529.750 = U.S.$1.00
MXP  Mexican Peso                 9.480 = U.S.$1.00
-------------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1999


                                                              PERCENT
                                          VALUE               OF NET
INDUSTRY                                   (000)              ASSETS
-------------------------------------------------------------------------------
Banking                              U.S.$ 13,160                7.9%
Beverages & Tobacco                        12,423                7.5
Broadcasting & Publishing                   7,127                4.3
Building Materials & Components             8,131                4.9
Construction & Housing                        198                0.1
Energy Equipment & Services                   600                0.4
Energy Sources                              7,023                4.2
Food & Household Products                   1,100                0.7
Forest Products & Paper                     1,498                0.9
Health & Personal Care                      4,961                3.0
Machinery & Engineering                       231                0.2
Merchandising                               6,215                3.7
Metals -- Non Ferrous                       1,702                1.0
Metals -- Steel                            10,765                6.5
Misc. Materials & Commodities               1,051                0.6
Multi-Industry                              5,753                3.5
Real Estate                                   531                0.3
Textile & Apparel                             372                0.2
Telecommunications -- Integrated           55,974               33.7
Telecommunications -- Long
  Distance                                  2,829                1.7
Telecommunications -- Wireless              5,821                3.5
Utilities -- Electrical & Gas              12,954                7.8
Other                                       6,561                4.0
                                     ------------              -----
                                     U.S.$166,980              100.6%
                                     ------------              -----
                                     ------------              -----

-------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1999

                                                              PERCENT
                                          VALUE               OF NET
COUNTRY                                    (000)              ASSETS
-------------------------------------------------------------------------------
Argentina                               U.S.$ 10,073            6.1%
Brazil                                        61,651           37.2
Chile                                         13,031            7.9
Colombia                                         493            0.3
Mexico                                        70,591           42.5
Peru                                           2,024            1.2
United States                                  6,422            3.8
Venezuela                                      2,642            1.6
Other                                             53            0.0
                                        ------------          -----
                                        U.S.$166,980          100.6%
                                        ------------          -----
                                        ------------          -----

-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                                            YEAR ENDED
                                                                                                         DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                       (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$     3,407
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 170
    Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (23)
------------------------------------------------------------------------------------------------------------------------------
      Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3,554
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,385
    Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 173
    Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  94
    Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  88
    Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  72
    Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  51
    Chilean Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  28
    Country Tax Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  47
    Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  22
    Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  83
------------------------------------------------------------------------------------------------------------------------------
      Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,043
------------------------------------------------------------------------------------------------------------------------------
        Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,511
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               6,787
    Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (326)
------------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               6,461
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              62,599
    Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . .                 (36)
------------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . . . . . . . . . . . .              62,563
------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . . . .              69,024
------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . .     U.S.$    70,535

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


                                                                                     YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                 (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$    1,511         U.S.$     1,801
   Net Realized Gain (Loss)  . . . . . . . . . . . . . . . . . . . . . . . .              6,461                 (18,537)
   Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . .             62,563                 (49,556)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .             70,535                 (66,292)
------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . .             (1,059)                   (956)
   In Excess of Net Investment Income  . . . . . . . . . . . . . . . . . . .                 --                     (89)
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 --                 (50,392)
   In Excess of Net Realized Gain  . . . . . . . . . . . . . . . . . . . . .                 --                 (27,069)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .             (1,059)                (78,506)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (0 shares and 1,118,141, respectively)  . .                 --                  11,919
   Repurchase of Shares (437,200 and 542,800 shares, respectively) . . . . .             (3,493)                 (3,463)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Capital Share
     Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (3,493)                  8,456
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . . . . .             65,983                (136,342)
Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . .             99,918                 236,260
------------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income/distributions
    in excess of net investment income of $526 and U.S.$(89), respectively).     U.S.$  165,901         U.S.$    99,918
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                           ----------------------------------------------------------------------------
AND RATIOS:                                            1999           1998          1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . .    U.S.$   8.19    U.S.$ 20.34    U.S.$  14.77    U.S.$  10.98    U.S.$  17.16
------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . .              --             --              --              --           (0.07)
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . .            0.13           0.15           (0.01)           0.18            0.05
Net Realized and Unrealized Gain (Loss) on
  Investments  . . . . . . . . . . . . . . . .            5.83          (5.62)           6.28            4.91           (4.63)
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . . .            5.96          (5.47)           6.27            5.09           (4.58)
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . . . . . . .           (0.09)         (0.07)             --           (0.16)             --
  In Excess of Net Investment Income . . . . .              --          (0.01)             --              --              --
  Net Realized Gain  . . . . . . . . . . . . .              --          (4.34)          (0.70)          (1.14)          (0.44)
  In Excess of Net Realized Gain . . . . . . .              --          (2.33)             --              --           (0.01)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions  . . . . . . . . . . .           (0.09)         (6.75)          (0.70)          (1.30)          (0.45)
------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
through Rights Offering  . . . . . . . . . . .              --             --              --              --           (1.08)
------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased . .            0.05           0.07              --              --              --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . .    U.S.$  14.11    U.S.$  8.19    U.S.$  20.34    U.S.$  14.77    U.S.$  10.98
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . .    U.S.$  10.69    U.S.$  6.19    U.S.$  17.94    U.S.$  12.50    U.S.$   9.88
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . .           74.23%        (43.06)%         49.08%          38.50%         (38.78)%+
  Net Asset Value (1)  . . . . . . . . . . . .           73.78%        (33.53)%         43.06%          47.19%         (27.61)%+
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . .    U.S.$165,901    U.S.$99,918    U.S.$236,260    U.S.$171,586    U.S.$127,616
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . .            1.68%          N/A             N/A             N/A              N/A
Ratio of Expenses Excluding Country Tax
  Expense to Average Net Assets  . . . . . . .            1.64%          1.93%           1.82%           1.81%           2.17%
Ratio of Net Investment Income (Loss) to
   Average Net Assets  . . . . . . . . . . . .            1.24%          1.36%          (0.07)%          1.24%           0.31%
Portfolio Turnover Rate  . . . . . . . . . . .              77%           178%            259%            186%            122%
------------------------------------------------------------------------------------------------------------------------------


 + This return excludes the effect of the rights issued in connection with the Rights Offering.

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the

    Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Purchased Options, Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Securities during the year ended December 31, 1999.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the year ended December 31, 1999, the Fund made purchases and sales totaling approximately $90,197,000 and $90,913,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During 1999, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $1,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the year ended December 31, 1999. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $142,067,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $24,860,000 of which $45,934,000 related to appreciated securities and $21,074,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $16,727,000 available to offset future capital gains of which $14,061,000 will expire on December 31, 2006 and $2,666,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $26,000.

G. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable under the Plan, totaled $60,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 437,200 shares or 3.59% of its Common Stock at an average price per share of $7.94, including $82,000 in commissions paid, and an average discount of 15.58% from net asset value per share. For the year ended December 31, 1998, the Fund repurchased 542,800 shares or 4.26% of its Common Stock at an average price per share of $6.33, including $74,000 in commissions paid, and an average discount of 21.27% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

J. During December 1999, the Board of Directors declared a distribution of $0.06 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

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

REPORT OF INDEPENDENT ACCOUNTANTS
-----------------

To the Shareholders and Board of Directors of The Latin American Discovery Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

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


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                 The Latin American Discovery Fund, Inc.
                                 Boston Equiserve
                                 Dividend Reinvestment and Cash Purchase Plan
                                 P.O. Box 1681
                                 Boston, MA 02105
                                 1-800-730-6001


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